UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005
                                                         -----------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Delaware                            0-14697            51-0241172
---------------------------        --------            ----------
(State  or  other  jurisdiction       (Commission       (IRS  Employer
  of  incorporation)               File  Number)       Identification  No.)


355  Maple  Avenue,  Harleysville,  Pennsylvania            19438
--------------------------------------------           ---------
   (Address  of  principal  executive  offices)                 (Zip  Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE  GROUP  INC.
                                           Registrant




January  6,  2005                            /s/Robert  A.  Kauffman
                                           ----------------------------
                                           Robert  A.  Kauffman
                                           Senior  Vice  President,  Secretary
                                           &  General  Counsel


                                  EXHIBIT INDEX
                                 ---------------

Exhibit  No.              Description

10.1                     Change  in  Control  Agreement

Item  1.01.  Entry  into  a  Material  Definitive  Agreement

On January 1, 2005, the Harleysville Group, Inc. (the "Company") entered into Change In Control Agreements with the following eight (8) officers.

     Name                    Title
     ----                    -----

Michael  L.  Browne*         Chief  Executive  Officer
Mark  R.  Cummins*           Executive  Vice President, Chief Investment Officer
                           and  Treasurer
Catherine  B.  Strauss*      Executive  Vice  President  -  Human  Resources and
                           Public  Affairs
Robert  A.  Kauffman         Senior Vice President, Secretary, General Counsel &
                           Chief  Governance  Officer
Thomas  E.  Clark            Senior  Vice  President  -  Field  Operations
Theodore  A.  Majewski       Senior  Vice  President  -  Personal  Lines
Stephen  E.  Randall*        Senior  Vice  President  -  Claims
Robert  G.  Whitlock,  Jr.    Senior  Vice  President  and  Chief  Actuary

     The agreements expressly supersede prior change in control agreements of substantially like tenor and providing for substantially similar benefits to which the executives noted with an asterisk above were parties.
     The  form  of  the Change In Control Agreement is annexed hereto as Exhibit
10.1 and the following description is qualified in its entirety by reference to the Agreement.
     The Change In Control Agreements have an initial term expiring on December 31, 2007 (except for Mr. Browne's, which initially expires on December 31,
2009), and renew thereafter, year-to-year, unless not later than 12 months prior to the initial expiration date or any scheduled renewal date the Company gives notice on non-renewal.
     Section 2 of the Change in Control Agreement provides that a "change in control" includes: (a) subject to several exceptions, the acquisition of beneficial ownership of more than 20% of the voting securities of the Company by any person other than Harleysville Mutual Insurance Company ("HMIC") at any time when HMIC does not own at least a majority of the Company's voting securities;
(b) if, during any period of 24 months, persons who were directors of the Company or HMIC, as the case may be, cease to constitute a majority of the directors of such company (including, for such purpose as members of such board at the beginning of such period persons whose nomination or appointment to such board was approved by a vote of at least two-thirds of the incumbent directors;
(c) a merger to which the Company is a party unless (i) the Company's stockholders prior to the merger own more than 50% of the survivor of the merger in substantially the same proportion as they held voting securities of the Company prior to the merger, (ii) no person acquires more than 50% of the voting securities of the survivor in the merger, except to the extent such person owned such a percentage of the Company prior to the merger, and (iii) at least a majority of the members of the board of the survivor were members of the board of the Company that approved the transaction (for purposes of the foregoing, a new parent company of the Company is included in there term "survivor"); (d) HMIC affiliates with a third party and persons who were members of the board of the Company prior to such affiliation cease to constitute at least two-thirds of the members of the board of the Company following such affiliation; (e) the stockholders of the Company and all necessary regulatory authorities approve the liquidation of the Company; (f) a person acquires control reportable under Item 6(e) of Schedule 14A; or (g) the Company or HMIC enter into a management agreement with a third party who obtains through such agreement the power to direct the management and policies of the Company or HMIC ( but only if, at such time, HMIC owned at least 20% of the voting power of the Company).

     The Change in Control Agreement provides that if, within twenty-four months following a change in control, the officer's employment is terminated other than
(a) by reason of death or retirement (as defined), (b) for cause (as defined) or disability (as defined), or (c) by the Executive other than for "good reason" (as defined), the Company will be obligated to pay an amount equal to twice the executive's annual rate of salary and bonus (in the case of Mr. Browne, 2.99 times, and in the case of Messrs. Majewski and Clark, one time) and continue other benefits for twenty-four months ( in the case of Mr. Browne, thirty-six months, and in the case of Messrs. Majewski and Clark, twelve months). The agreement provides for a "gross up" of benefits, subject to certain exceptions, if the payments under the agreement would be subject to certain excise taxes under the Internal Revenue Code.
     "Good Reason" is defined in Section 4(c) of the agreement to include: (a) the assignment of duties inconsistent with the executive's position and responsibilities prior to the change in control or a change in reporting responsibilities or a change in title; (b) a reduction in base salary; (c) a failure by the Company or its successor to continue incentive plans in substantially the form prior to a change in control or to pay any installment of previously awarded deferred compensation; (d) a requirement that the executive work more than 50 miles from the Company's current headquarters or substantially increased travel obligations; (e) the failure to continue benefit or compensation plans or arrangements, the taking of any action which would materially reduce the aggregate fringe benefits; (f) the failure of any successor to assume the Company's obligations under the change in control agreement; or (g) any purported termination of employment effected other than in accordance with the notice provisions in the agreement.
     The form of agreement contains other provisions frequently found in agreements of this type.
Item  1.02  Termination  of  a  Material  Definitive  Agreement
     (a) (1) As noted under Item 1.01, the change in control agreements there described supersede, effective January 1, 2005, change in control between the Company and the officers noted with an asterisk in Item 1.01. The form of the superseded agreements, subject to variations, appears as Exhibit 10(Z) to the Company's Annual Report on Form 10-K for the year ended December 31, 1999. M. Lee Patkus, President and Chief Operating Officer of the Company, was also party to an agreement in the form of the superseded agreements that also terminated effective January 1, 2005.
      (2) As with the new agreements, the superseded agreements provided for compensation to be paid to officers party thereto in the event of both a change in control of Harleysville Group or its parent Harleysville Mutual and a subsequent substantial change in status of the officer party thereto.

Changes in status included diminution of responsibilities, reduction in pay, failure to continue comparable incentive plans, change of place of employment or termination of employment, if they occurred within three years of a change in control and are not for cause. The compensation to be payable to the Chief Executive Officer under the superseded agreements was 2.99 times, the compensation to be paid to the other officers party to such agreements was 2 times, the sum of annual base salary and the average annual incentive target awards over the past three years, plus the prorated long term incentive plan target awards for all plans in which the officer participated and the value of any stock options which may not legally be exercised at the time of change in control. The compensation under the superseded agreement was to have been paid in a lump sum or periodically at the election of the officer party thereto. The superseded agreements also protected the officer, by means of a "gross-up," from any resulting excise tax payable and provided for officer's right to continue, for three years following termination, in welfare benefit plans comparable to those in which the officer participated prior to the change in control and change in status.

     (3) The agreements described in item 1.01 were entered into to refine the circumstances which would constitute a change in control, and to shorten, as to most officers, the period of protection following a change in control.

     (4)No penalties were incurred by the Company in connection with the termination of the prior agreements.